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Exhibit 10.1 -  Subordinated Convertible Note Agreement dated January 2, 2003 entered into by Comtrex Systems Corporation and Jeffrey C. Rice


                           COMTREX SYSTEMS CORPORATION

                          SUBORDINATED CONVERTIBLE NOTE

                                   Note No. 1


$50,000.00                                                      January 2, 2003



THIS NOTE HAS NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AS TO THE NOTE OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

         FOR VALUE RECEIVED, the undersigned, COMTREX SYSTEMS CORPORATION, a Delaware corporation (the "Company"), hereby promises to pay to Jeffrey C. Rice, or his registered assigns, the principal sum of FIFTY THOUSAND DOLLARS ($ 50,000.00), as hereinafter provided, together with interest (computed on the basis of a three hundred sixty (360) day year of twelve (12) thirty (30) day months) on the unpaid principal balance of this Note from the date of this Note until paid, at the rate of six percent (6%) per annum.

1.       PAYMENT.

         (a) Payments of the principal of and interest on this Note shall be made in lawful money of the United States of America at the principal executive offices of the Company.

         (b) Interest accruing on the outstanding principal balance of this Note during each calendar month shall be paid on the first day of the next calendar month, commencing on February 1, 2003.

         (c) The principal balance of this Note, if any, outstanding on the Expiration Date (as such term is defined hereinafter), shall be paid in full on the Expiration Date.

         (d) The outstanding principal balance of this Note, together with all accrued but unpaid interest thereon, may be prepaid, at the Company's option at any time prior to the Expiration Date, without penalty or premium, provided that notice of any such PREPAYMENT shall be given by the Company to the registered holder of this Note not later than the thirtieth (30th) day before the date fixed for prepayment (the "Prepayment Date"). On and after the Prepayment Date, the registered holder of this Note shall have no rights with respect to this Note except to receive the payment in full of the then outstanding principal balance of this Note and all accrued, unpaid interest thereon.



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2.       REGISTRATION AND TRANSFER.

         (a) The Company shall maintain at its principal executive offices a register for this Note, in which the Company shall record the name and address of the person in whose name this Note has been issued and the name and address of each transferee and prior owner thereof. The Company may deem and treat the person in whose name this Note is so registered as the holder and owner thereof for all purposes and all notices hereunder to the registered holder may be to the address indicated on such register.

         (b) This Note may be transferred only by the surrendering thereof for registration of transfer duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder. The Company may condition its registration of such transfer upon (i) the opinion of counsel acceptable to the Company that the transfer of the Note does not violate the Act or any State securities or blue sky laws, and (ii) the payment to it of a sum sufficient to cover any stamp tax or other governmental charge imposed in respect of such transfer.

3.       RIGHT OF CONVERSION.

         (a) The registered holder of this Note at any time may convert the outstanding principal balance of this Note, in blocks of $5,000.00 or any multiple thereof, into shares of the Company's Common Stock, par value $0.003 per share (the "Common Stock"), as provided herein, at the rate (subject to adjustment as provided in Article 4 below) of one (1) share per $0.25 outstanding principal amount of this Note (the "Conversion Price"). Such right of conversion shall automatically terminate upon the earlier to occur of (i) 5:00 P.M., local time in Philadelphia, Pennsylvania, on the fifth anniversary of the date of this Note (the "Expiration Date"), or (ii) the Prepayment Date (as defined in Article 1 above).

         (b) The right to convert the outstanding principal balance of this Note into shares of the Common Stock shall be exercised by the registered holder hereof giving written notice of exercise to the Company's Secretary, in form reasonably satisfactory to the Company, accompanied by this Note. Such notice shall be deemed to be given when received by the Secretary of the Company, and such notice shall be irrevocable once given. All interest on the principal amount of this Note being converted shall cease to accrue as of the effective date of the notice of exercise.

         (c) Within fifteen (15) days after any exercise of the conversion rights provided herein, the Company shall deliver to the registered holder of this Note a certificate (the "Conversion Certificate") for the number of shares of Common Stock to which such holder is entitled and, in the case of a conversion of less than all of the then outstanding principal balance of this Note, the Company shall cancel this Note upon the surrender hereof and shall execute and deliver a new Note, of like tenor, for the principal balance remaining outstanding hereunder after the issuance of the Conversion Certificate. The Company may condition delivery of any Conversion Certificate upon the prior receipt from the registered holder of any undertakings that the Company may determine are required to insure that the certificate is being issued in compliance with all applicable federal and State securities laws.

         (d) The registered holder of this Note shall have no rights as a shareholder of the Company until a conversion of this Note and the issuance to the registered holder of this Note of a Conversion Certificate as provided herein.

         (e) Any Conversion Certificate issued pursuant to this Note shall contain the following legend:


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THESE SHARES HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933
(THE "ACT") OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS RELATING TO THESE SHARES OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED.


4. ADJUSTMENT FOR CAPITAL CHANGES; MERGER OR CONSOLIDATION; NON-DILUTION PROVISIONS.

         (a) In the event of a stock dividend, stock split, recapitalization, combination, subdivision or other similar corporate change with respect to the capital stock of the Company, the Board of Directors of the Company shall make an appropriate and proportional adjustment in the aggregate number of shares of Common Stock into which this Note is convertible and/or the Conversion Price per share of Common Stock.

         (b) If any merger or consolidation of the Company shall occur, then, as a condition to such merger or consolidation, lawful and adequate provision shall be made whereby the registered holder of this Note shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein (including without limitation payment of the applicable Conversion Price) and in lieu of the shares of Common Stock of the Company immediately theretofore receivable upon conversion of this Note, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for such shares of Common Stock immediately theretofore receivable by such holder had such merger or consolidation not taken place. The Company shall not effect any such consolidation or merger, unless prior to or simultaneously with the consummation thereof the successor (if other than the Company) resulting from such consolidation or merger shall assume, by written instrument executed and delivered to the holder, the obligation to deliver to the holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to receive.

         (c) The Conversion Price shall be subject to automatic adjustment from time to time as follows:

                  (i) If the Company shall at any time or from time to time hereafter issue (an "Issuance") any Common Stock, options or other securities of the Company convertible into or exchangeable for Common Stock without consideration or for a consideration per share less than the Conversion Price then in effect for this Note immediately prior to such issuance, the Conversion Price shall forthwith be adjusted to a price equal to:

                           (A) an amount equal to the sum of:

(x) (i) The total number of shares of Common Stock outstanding immediately prior to such Issuance, plus the maximum amount of all additional Common Stock issuable upon conversion of this Note, multiplied by (ii) the Conversion Price in effect immediately prior to such Issuance, and

(y) the aggregate consideration received or receivable by the Company on account of the Issuance,

(B) divided by

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(z) the total number of shares of Common Stock outstanding immediately after the
Issuance (including for such purpose the maximum amount of additional Common Stock issuable upon conversion of this Note plus the maximum amount of Common Stock issued or issuable pursuant to the Issuance).

                  (ii) For purposes of the above calculations, the number of shares of Common Stock outstanding immediately prior to the Issuance shall not include any additional Common Stock issuable solely as a result of the adjustment of the Conversion Price resulting from the application of the foregoing provisions. Notwithstanding the foregoing, an Issuance shall not include, for purposes of any adjustment to the Conversion Price, the issuance of any shares of Common Stock or other securities of the Company pursuant to any options, warrants or other rights outstanding on the date hereof or the granting of options (and the issuance of shares of the Common Stock pursuant to such option) to employees, officers or directors or other key individuals providing services to the Company.

                  (iii) For the purposes of any adjustment of the Conversion Price as set forth above:

(A) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor.

(B) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof, as determined in good faith by the Board of Directors.

         (d) Upon any adjustment of the Conversion Price, the Company shall give written notice to the registered holder of this Note, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         (e) The Company will at all times reserve and keep available out of its authorized Common Stock, for the purpose of issuance upon conversion of this Note as herein provided, the maximum number of shares of Common Stock as shall then be issuable upon the exercise of the conversion privileges set forth herein. The Company covenants that all shares which shall be so issuable shall, upon the conversion of this Note as herein provided, be duly and validly issued and fully paid and nonassessable by the Company.

5.       EVENTS OF DEFAULT.

         (a) Subject to the subordination provisions contained in Article 6 hereof, if one or more of the following events of default shall occur:

                  (i) The Company shall default in the payment of any principal of or interest on this Note, and such failure shall continue for thirty (30) days; or

(ii) The Company shall be declared, by a court of competent jurisdiction, a bankrupt or insolvent;

then during the continuance of any such event the registered holder of this Note may declare by written notice all the then unpaid principal amount of this Note to be due and payable, upon which the same shall forthwith become due and payable, together with the interest accrued thereon, without presentation, demand, protest or notice of dishonor, all of which the Company hereby waives.


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         (b) Should the indebtedness represented by this Note or any part thereof be collected in any proceeding or placed in the hands of attorneys for collection, the Company agrees to pay, in addition to the principal and interest due and payable hereon, all costs of collecting this Note, including reasonable attorneys' fees and expenses.

6.       SUBORDINATION.

         (a) The term "Senior Indebtedness" as utilized herein means the principal of, premium, if any, and interest on all indebtedness of the Company, whether outstanding on the date of this Note or thereafter created, incurred or assumed, in respect of borrowed money from any bank, savings and loan, insurance company or other financial institution.

         (b) Notwithstanding any contrary provision contained in this Note, in the event of (i) any liquidation, dissolution or other winding-up of the Company, or of any receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or other similar proceeding relative to the Company or its property, or (ii) an event of default occurring and continuing with respect to any Senior Indebtedness of the Company, all Senior Indebtedness (including principal, interest, premium and penalty) shall be paid in full before any further payment (whether principal, interest or otherwise) shall be made with respect to this Note.

7.       MISCELLANEOUS.

         (a) If the date of any payment required by this Note be Saturday, Sunday or a bank holiday, such payment shall be payable on the first business day following such date.

         (b) The Company hereby expressly waives presentment, demand, protest or any other notice whatsoever.

         (c) This Note and the terms and provisions hereof shall be interpreted in accordance with the laws of New Jersey.

         IN WITNESS WHEREOF, the Company has caused this Note to be executed, sealed and delivered on the date first above written.


COMTREX SYSTEMS CORPORATION


                                            By: /s/
                                               -------------------------------
                                               Charles A. Hardin, Secretary

Attest:


/s/
-----------------------------------
Pamela M. Reci, Assistant Secretary


[SEAL]

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